                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      Date of Report: September 14, 2001
                                      ------------------
                       (Date of earliest event reported)



                          HELLER FUNDING CORPORATION
                          --------------------------
                HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1999-2
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



              333-30207-02                            36-4165546
              ------------                            ----------
        (Commission File Number)         (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois               60661
-----------------------------------------               -----
(Address of principal executive offices)              (Zip Code)


                                (312) 441-7246
                                --------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

Attached, for the Distribution Date of September 14, 2001, is the Monthly Report, filed as Exhibit 99.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99 Heller Funding Corporation - Monthly Report for the Distribution Date of September 14, 2001.



                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 27, 2001
       ------------------



                                                HELLER FUNDING CORPORATION



                                                By:    /s/ Carol J. Radtke
                                                       ---------------------
                                                       Carol J. Radtke
                                                Title: Vice President

                                 EXHIBIT INDEX



Exhibit
Number   Document Description
------   --------------------

  99 Heller Funding Corporation - Monthly Report for the Distribution Date of September 14, 2001.